UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 7, 2018

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
On November 7, 2018, the Board of Directors (the “Board”) of Denny’s Corporation, a Delaware corporation (the “Corporation”), approved the amendment and restatement of the Corporation’s By-laws (the “By-laws”). The By-laws were last amended on May 24, 2016.
The amendments to the By-laws are intended to, among other things (i) provide for orderly and transparent processes by which meetings of the stockholders are called, (ii) enhance the information that the Board has access to about any stockholders proposing to bring business before a meeting of the stockholders and the business proposed to be brought before the meeting so as to facilitate the ability of the Board to make informed voting recommendations to stockholders on any matter that will come before the meeting, including information relating to the interests, objectives and potential conflicts of the proposing stockholder in proposing such business, (iii) provide procedures for stockholders to take action by written consent, including procedures for stockholders to request that the Board set a record date for determining stockholders entitled to take action by written consent and procedures for the Corporation to retain an independent inspector of election to review the written consents, (iv) provide for appropriate procedural safeguards to ensure compliance with the spirit and intent of the By-laws’ advance notice requirements, (v) provide for orderly stockholders’ meetings, (vi) specify the rights to indemnification and the advancement of expenses that the Corporation provides to its directors and officers pursuant to the By-laws, and (vii) address various matters relating to the Board, including provisions to enhance the Corporation’s pre-existing requirements that, in an uncontested election of directors, a director is only elected by a majority of the votes cast for such director at a stockholders’ meeting and the related resignation requirement for an incumbent director seeking re-election who does not receive such a required vote.
Set forth below is a summary of the amendments to the By-laws. Capitalized terms used but not defined herein have the meanings ascribed thereto in the By-laws.
Provisions Relating to Stockholders’ Meetings

•
Provide that at any annual meeting of stockholders only such business shall be considered as properly comes before it in accordance with the By-laws, the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Delaware General Corporation Law, as amended (the “DGCL”), and other applicable law.

•	Specify the procedures to be followed, including the required vote of the Board, to call and set the date, time and place for meetings of stockholders.

•	Specify the various means by which business and/or proposed director nominations can be properly brought before a meeting of stockholders.

•
Provide more detailed procedures with respect to meetings of stockholders, including, but not limited to, the appointment of a presiding officer for the meeting, the appointment of a secretary for the meeting, the retention of inspectors of election for such meetings, the availability of a stockholder list for such meetings, and the setting of the record date for such meetings.

•
Provide that at every stockholders’ meeting, the Chairman of the Board, if any, or if not, such person who is designated by the Board by resolution of the Board approved by the Entire Board, shall act as Presiding Officer and shall call all stockholders’ meetings to order.

•	Provide that the Board or the chairman of a stockholders’ meeting shall be entitled to prescribe rules, regulations and procedures for the conduct of stockholder meetings.

•
Provide that any previously scheduled annual or special meeting of stockholders may be postponed or rescheduled, and any previously scheduled annual or special meeting called by the Board may be canceled, by resolution of the Board approved by the affirmative vote of a majority of the Entire Board and upon public notice given prior to the time previously scheduled for such meeting.

Provisions Relating to Advance Notices of Stockholder Proposals and Director Nominations

•
Provide that for a stockholder proposal to be properly brought before any annual meeting by a stockholder, such proposal must be a proper subject for stockholder action, and be otherwise permitted pursuant to the DGCL and other applicable law, the Certificate of Incorporation and the By-laws.

•
Provide that, if the Proponent or Nominating Stockholder, as the case may be, is not Present in Person at the annual meeting to present the proposed business or nomination described in the Proposal Notice or Nominating Notice, as the case may be, such proposed business or nomination shall be disregarded notwithstanding that proxies in respect of the vote on the proposed business or nomination may have been received by the Corporation.

•
Provide that for a stockholder proposal or director nomination, as the case may be, to be properly brought before any annual meeting by a stockholder, the stockholder must not only provide a timely and proper notice to the Corporation, but must also provide any updates or supplements to such notice as required by the By-laws.

•
Enhance the advance notice disclosure requirements that stockholders are required to comply with when submitting to the Corporation their advance notice of stockholder proposals and/or proposed director nominations to be brought before an annual meeting of stockholders to require additional information about each stockholder proponent, associated persons, all stockholder proposals and all proposed director nominees.

•
Specify that, if an advance notice of stockholder proposal and/or proposed director nominations was not properly brought before the meeting in accordance with the By-laws then the Presiding Officer of such meeting shall declare to such meeting that such advance notice was improper and not permit such stockholder proposal or proposed director nomination to be brought before such meeting.

•
Specify that business and/or director nominations proposed to be brought before an annual meeting by a stockholder may not be brought before such meeting if such stockholder takes action contrary to the representations made in the advance notice of stockholder proposal and/or proposed director nominations, or if, when submitted, the advance notice contained untrue statements or omissions of facts necessary to make the statements therein not misleading, or, after being submitted to the Corporation, the advance notice was not updated in accordance with the By-laws.

•
Require a Proponent or Nominating Stockholder, as the case may be, to update and supplement the Proposal Notice or Nominating Notice, respectively, that is submitted to the Corporation if any of the information contained in such notice becomes inaccurate at any time after it is submitted.

•
Provide that, if the information submitted pursuant to the By-laws’ advance notice provisions is not true, correct and complete in all respects prior to the applicable advance notice deadline, such information shall be deemed not to have been provided in accordance with the By-laws’ advance notice provisions.

•
Provide that the Corporation may request that a stockholder who submits a Proposal Notice or Nominating Notice, as the case may be, provide written verification, in a form and manner, including, if requested, an executed and notarized affidavit, satisfactory in the reasonable discretion of the Board to demonstrate the accuracy of any information submitted by the stockholder in such advance notice.

•
Provide that the Corporation may request that a stockholder who submits a Proposal Notice or Nominating Notice, as the case may be, to provide a written supplement to update the information contained in any previously submitted advance notice.

•
Require that the By-laws’ disclosure requirements applicable to a Proposal Notice or Nominating Notice be directly and expressly responded to, require that a Proposal Notice or Nominating Notice, as the case may be, include clear and express cross references indicating how the information disclosed is intended to be responsive to the By-laws’ disclosure requirements, and provide that any global cross-references in a Proposal Notice or Nominating Notice, as the case may be, purporting to make any disclosure provided therein applicable to all of the By-laws’ disclosure requirements, regardless of the absence of any express cross-references, shall be disregarded.

•
Provide that any pre-existing documents, including documents previously filed with the SEC, cannot be incorporated by reference into a Proposal Notice or Nominating Notice, as the case may be, in order to comply with the By-laws’ advance notice requirements regarding what needs to be disclosed in such advance notice.

•
Require a Proponent or Nominating Stockholder, as the case may be, submitting a Proposal Notice or Nominating Notice, respectively, to represent and warrant that all information contained therein is true, accurate and complete in all respects and contains no false and misleading statements, and to further indicate that the Proponent or Nominating Stockholder, as the case may be, intends for the Corporation and the Board to rely on such information as being true, accurate and complete in all respects and not containing any false or misleading statements.

•
Require a Proponent or Nominating Stockholder, as the case may be, to submit its own timely and proper advance notice of stockholder proposals and/or proposed director nominations notwithstanding any notice of the annual meeting or proxy statement sent to stockholders on behalf of the Corporation that may seek to bring similar items of business before the meeting.

•
Provide that in addition to the advance notice requirements of the By-laws with respect to any stockholder proposal and/or proposed director nominations, a stockholder shall also comply with all applicable requirements of the By-laws, the Certificate of Incorporation, the DGCL, the Exchange Act, the SEC and other applicable law in connection with such stockholder proposal and/or proposed director nominations, any solicitation of proxies from the Corporation’s stockholders related thereto and any filings required to be made with the SEC in connection therewith.

•
Provide that if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, a stockholder must submit a timely and proper Nominating Notice to propose directors for election at such special meeting.

•
Provide that the disclosures required to be included in a Proposal Notice or Nominating Notice, as the case may be, relating to a Proponent or Nominating Stockholder, respectively, shall not include any such disclosures with respect to the ordinary course of business activities of any broker, dealer, commercial bank, or trust company who is deemed a Proponent or Nominating Stockholder solely as a result of being the stockholder directed to prepare and submit a Proposal Notice or Nominating Notice required by the By-laws on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, or trust company and who is not otherwise affiliated or associated with such beneficial owner.

•
Provide that a stockholder submitting a Proposal Notice or Nominating Notice, as the case may be, by its delivery to the Corporation, acknowledges that it understands that nothing contained therein shall be considered confidential or proprietary information and that neither the Corporation, the Board, nor any agents or representatives thereof shall be restricted, in any manner, from publicly disclosing or using any of the information contained in an advance notice.

•
Provide that in the event that the number of directors to be elected to the Board is increased and there is no public disclosure made by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least seventy (70) calendar days prior to the one-year anniversary date of the immediately preceding year’s annual meeting of stockholders, an advance notice of proposed director nominations shall also be considered timely, but only with respect to candidates for any new director vacancies created by such increase, and only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted to the Corporation a proper and timely advance notice of proposed director nominations, if such notice is received by the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure of such new director vacancies is first made by the Corporation.

•
Specify that a Nominating Notice submitted to the Corporation be accompanied by a written questionnaire completed and signed by each Stockholder Nominee with respect to the background, qualifications and independence of each Stockholder Nominee (in the form provided by the Secretary of the Corporation upon written request).

Provisions Relating to Stockholder Actions by Written Consent

•	Provide procedures for stockholders to request that the Board set a record date for determining stockholders entitled to consent to corporate action in writing without a meeting.

•
Provide that in the event of the delivery of written consents to take corporate action and/or any related revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a review of the validity of the consents and revocations delivered to the Corporation.

•
Provide that no written consents shall be effective to authorize or take any corporate action specified in the written consents unless, among other things, the process for review of such written consents by independent inspectors of election has been complied with.

Provisions Relating to Board Matters

•	Add to the By-laws provisions relating to the calling of special meetings of the Board, Committees of the Board, and the election of a Chairman of the Board.

•	Delete the provision of the By-laws indicating that a director may be removed for cause by action of the Board.

•	Specify that the vote of the Board required to increase the size of the Board is the affirmative vote of a majority of the Entire Board.

•
Provide that each person who is nominated to stand for election as director, whether such nomination is proposed by the Corporation or a stockholder, shall, as a condition to such nomination, tender an irrevocable and executed letter of resignation in advance of the meeting for the election of directors that would provide for such person to resign in the event he or she failed to receive a majority of the votes cast for such person at a meeting of stockholders at which stockholder vote on the election of directors.

•
Provide that the Secretary of the Corporation shall determine, based on whether one or more Nominating Notices were received by the Corporation and not withdrawn, whether a stockholders’ meeting is to be deemed a contested or uncontested meeting for purposes of determining whether directors shall be elected by a majority of the votes cast or a plurality of the votes cast.

•	Provide that Board compensation shall be determined by resolution of the Board approved by the affirmative vote of a majority of the Entire Board.
Provisions Relating to Indemnification and Advancement of Expenses

•
Specify the indemnification rights that the Corporation provides to its directors and officers to indicate the type of proceedings that are indemnified, the expenses that are reimbursable, the persons who are indemnifiable, the capacity that the person needs to be acting in to be indemnified, and the process that needs to be followed in determining whether indemnification is proper in a particular circumstance.

•
Specify the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition to provide a specific time period by which the advancement needs to be made and to provide that advancement cannot be conditioned on the ability of the indemnitee to repay, must be unsecured and must be interest-free and cannot be otherwise conditioned unless Delaware law requires otherwise.

•	Provide that the Corporation shall not be obligated to provide indemnification or advancement of expenses in a limited number of enumerated situations.

•
Provide that, if a claim for which indemnification is provided under the indemnification and advancement provisions of the By-laws is not paid in full by the Corporation, the indemnified person may bring suit against the Corporation to recover the unpaid amount of the claim.

•
Provide that the right to indemnification and the advancement of expenses conferred in the By-laws is not exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled.

•	Provide that the Corporation is specifically authorized to enter into an agreement with any indemnified person relating to the right to indemnification or the advancement of expenses.

•	Provide that the rights of indemnification and advancement of expenses provided in the By-laws shall continue as to any person who has ceased to serve the Corporation in an official capacity.

•
Provide that the Corporation may maintain insurance for indemnification whether or not the Corporation would have the power to indemnify a person against such expense, liability or loss under the By-laws or the DGCL.

•
Add additional provisions regarding indemnification and advancement of expenses to avoid duplicate payments to indemnified persons, provide that the Corporation shall be subrogated to all rights of recovery of any person entitled to indemnification, provide that the conduct of one indemnified person shall not be imputed to another person and provide that the right to indemnification and advancement of expenses pursuant to the By-laws shall be deemed a vested contractual right.

Other Revisions

•
Provide various miscellaneous provisions and definitions applicable to the By-laws, including that all powers, duties and responsibilities provided for in the By-Laws are qualified by the provisions of the Certificate of Incorporation, the DGCL and other applicable law and that if any provision of the By-laws is determined to be illegal or unenforceable, such illegality or unenforceability shall not affect any other provision of the By-laws.

•
Require that notice of any by-law amendments to be approved at a meeting of the Board or stockholders must be included in or accompany the notice of the Board or stockholder meeting, as applicable, to amend the By-laws along with the text of any resolution calling for the approval of any such proposed amendment.

•
Incorporate into the By-laws various other “clean-up” changes, including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and providing capitalized definitions for certain terms.

The foregoing description of the various amendments included in the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-laws that were adopted by the Board on November 7, 2018, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
See the Exhibit Index below, which is incorporated by reference herein.
EXHIBIT INDEX

Exhibit number	Description
3.1	Amended and Restated By-laws of Denny’s Corporation, amended and restated as of November 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: November 13, 2018	/s/ F. Mark Wolfinger
F. Mark Wolfinger
Executive Vice President,
Chief Administrative Officer and
Chief Financial Officer